SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 17, 2003
                         Commission File Number: 0-10634


                             Nevada Chemicals, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                  Utah                                 87-0351702
------------------------------------------  ---------------------------------
     (State or other jurisdiction of                  (IRS Employer
     incorporation or organization)                Identification No.)


    9149 So. Monroe Plaza Way, Suite B
                Sandy, Utah                              84070
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 (Address of Principal Executive Offices)              (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 984-0228
                               --------------------

                                      N/A
--------------------------------------------------------------------------------
             (Former name, former address, and formal fiscal year,
                         if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Exhibit 99.1  Press Release dated April 17, 2003


ITEM 9.  REGULATION FD DISCLOSURE

Nevada Chemicals, Inc. has reported its first quarter 2003 financial results. The Company's press release dated April 17, 2003 is attached hereto as
Exhibit 99.1.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Nevada Chemicals, Inc. has reported its first quarter 2003 financial results. The Company's press release dated April 17, 2003 is attached hereto as
Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NEVADA CHEMICALS, INC.
                                    (Registrant)


Dated:  April 17, 2003        By /s/ Dennis P. Gauger
                                 --------------------
                                   Dennis P. Gauger
                                   (Chief Financial Officer and
                                   Principal Financial and Accounting Officer)